Exhibit 10.3(b)


   Schedule of Warrants (new financings after October 31, 2005) issued by NCT Group, Inc. to Carole Salkind during the three months ended as of June 30, 2006


                                                                    Shares
    Grant Date     Expiration Date       Exercise Price(a)         Granted
    ----------     ---------------       -----------------       ------------
     04/21/06         04/21/11                $0.0100             19,250,000
     04/21/06         04/21/11                $0.0100             10,750,000


                                                                 -------------
                                                                  30,000,000
                                                                 =============


     (a) Warrant exercise price will be the greater of: (i) the lower last sale price of NCT's common stock on the date of the warrant or date preceding; or (ii) the par value of NCT's common stock on the date the warrant is exercised.